EXHIBIT 10.8

                         WAUSAU PAPER MILLS COMPANY
                      1991 EMPLOYEE STOCK OPTION PLAN



     Wausau Paper Mills Company, a Wisconsin corporation (the "Company"), hereby adopts the Wausau Paper Mills Company 1991 Employee Stock Option Plan (the "Plan"), as set forth herein.

     Section 1. PURPOSE. The Plan has been adopted for the purpose of recognizing and rewarding the job performance of key employees of the Company and to enable the Company to attract and retain superior management-level employees by increasing the personal interest of all such employees in the growth and success of the Company. It is the express intent of the Company that, subject to Section 6(g) hereof, all options granted hereunder designated "Incentive Stock Options" shall meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor section or sections. It is the further intent of the Company that options granted hereunder designated "Non-Qualified Stock Options" shall not meet the requirements of Section 422 of the Code.

     Section 2. NUMBER OF SHARES AVAILABLE FOR OPTIONS. The aggregate number of shares of common stock, no par value, of the Company (the "Shares") which may be issued under options granted pursuant to the Plan shall be 250,000.

     Section 3.  ADMINISTRATION OF THE PLAN.

     Section 3.1 GENERAL. The Plan shall be administered by a committee (the "Committee") consisting of at least two members designated by the Board of Directors of the Company from among those of its members who are not officers or employees of the

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 Company or a parent or subsidiary of the Company and who otherwise satisfy the definition of a "Non-Employee Director" in Rule 16b-3(b)(3) promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the definition of an "Outside Director" in the regulations under Section 162(m) of the Code. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

     Section 3.2  AUTHORITY OF COMMITTEE.  The Committee shall have full and complete authority to grant options to such eligible employees on such terms, which need not be the same as to all Optionees, as will, in its discretion and subject only to the specific limitations elsewhere contained in the Plan, carry out the purpose of the Plan. The Committee shall also have full and complete authority to interpret the Plan and adopt rules governing the administration of the Plan. The Committee's decision on any matter with respect to the Plan shall be final.
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     Section 3.3  INDEMNIFICATION OF COMMITTEE.  To the extent permitted by applicable law, the members of the Committee and each of them shall be indemnified and saved harmless by the Company from any liability or claim of liability which may arise from the administration of the Plan if the acts giving rise to such liability or claim of liability were taken in good faith and without negligence.

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     Section 4.  ELIGIBLE EMPLOYEES.

     Section 4.1 DEFINITION OF ELIGIBLE EMPLOYEES. Subject to the limitations of Section 4.2, key employees of the Company and its subsidiary corporations shall be eligible to participate in the Plan. For purposes of the Plan, the term "key employee" shall include all employees of all participating employers employed in management, administrative or professional capacities.

     Section 4.2 LIMITATIONS ON ELIGIBILITY. No person who is serving as a member of the Committee shall be eligible to receive an option; provided, however, that options outstanding prior to an Optionee's becoming a member of the Committee shall remain in effect.

     Section 5.  GRANTING OF OPTIONS.  Subject to the limitations of
 Section 4.2, options to purchase Shares shall be granted to such key employees who are eligible to participate in the Plan as the Committee may, from time to time and at any time, select. Membership in a class of eligible key employees shall not, without specific Committee action, entitle a key employee to receive an option to purchase Shares. Eligible key employees selected by the Committee shall be referred to herein as "Optionees."

     Section 6.  TERMS AND CONDITIONS OF THE OPTIONS.

     Section 6.1 WRITTEN INSTRUMENT. Each option to purchase Shares granted under the Plan shall be evidenced by a written option agreement signed on behalf of the Company and the optionee which sets forth the name of the Optionee, the date granted, the

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 price at which the Shares subject to the option may be purchased (the
 "option price"), whether the option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the option and such other terms and conditions consistent with the Plan as determined by the Committee. The Committee may at the time of grant or at any time thereafter impose such additional terms and conditions on the exercise of such option as it deems necessary or desirable for compliance with Section 16 of the Exchange Act and the regulations promulgated thereunder. Such option agreement shall incorporate by reference all terms, conditions and limitations set forth in the Plan.

     Section 6.2 TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other limitations, terms and conditions specified in the Plan, each option granted hereunder shall, as to each Optionee, satisfy the following requirements:

          (a)  DATE OF GRANT.  Options must be granted on or before June
     18, 2001.

          (b) EXPIRATION. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such option is granted. No Non-Qualified Stock Option shall be exercisable after the expiration of twenty years from the date such option is granted.

          (c) PRICE. The option price as to any Share subject to an Incentive Stock Option or Non-Qualified Stock Option will be not less than one hundred percent of the fair market value of the Share on the date the option is granted.

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     For purposes of the Plan, the fair market value of a Share means:

     (i) The mean between the high and the low prices at which the Shares were traded if the Shares were then listed for trading on a national or regional securities exchange or were then traded on a bona fide over-the-counter market; or

     (ii) If the Shares were not traded on an exchange or a bona fide over-the-counter market, a value determined by an appraiser selected by the Committee.

     In the event that the date on which the fair market value of a Share is to be determined is a date on which there is no trading of the Shares on a national or regional securities exchange or on the over-the-counter market, such fair market value shall be determined by referring to the next preceding business day on which trading occurs.

          (d)  TRANSFERABILITY.

     (i) No Incentive Stock Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution nor can it be exercised by anyone other than the Optionee during the Optionee's lifetime.

     (ii) The Committee may, in its discretion, authorize all or a portion of any options to be granted to an Optionee or which were granted to any Optionee on or before December 16, 1996 to permit transfer by the Optionee to (A) the spouse, children or grandchildren of the Optionee ("Immediate Family"), (B) a trust for the

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          exclusive benefit of the Optionee or the Optionee's Immediate
          Family, (C) a partnership in which the Optionee or the Optionee's Immediate Family are the only partners, or (D) to a former spouse of the Optionee pursuant to a domestic relations order within the meaning of Rule 16a-12 promulgated under
          Section 16 of the Exchange Act; provided, however, that (X) there may be not consideration for any such transfer, (Y) the written option agreement required by Section 6.1, or any amendment thereof approved by the Committee, must expressly provide for transferability of the option evidenced in such agreement in a manner consistent with this Section 6.2(d), and
          (Z) once transferred pursuant to the preceding provisions of this Section 6.2(d)(ii), no subsequent transfer of any options shall be permitted except a transfer by will or the laws of descent and distribution. In authorizing all or any portion of an option to be transferred, the Committee may impose any conditions on exercise, prescribe a holding period for the Shares acquired upon such exercise and/or impose any other conditions or limitations it deems desirable or necessary in order to carry out the purposes and requirements of the Plan. Following transfer, the terms and conditions of the plan and the written option agreement relating to such option shall continue to be applicable in all respects to the Optionee making such transfer and each

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          transferred option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer as if such option had not been transferred, including, but not limited to, the terms and conditions with respect to the lapse and termination of such option. For purposes of Section 7, the transferee of an option shall be deemed an "Optionee". Neither the Company, the Committee or any Optionee shall have any obligation to inform any transferee of the termination or lapse of any option for any reason. Notwithstanding any other provision of the plan, (YY) following the termination of employment of an Optionee, a transferred Non-Qualified Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 6(e) as if such option had not been transferred and (ZZ) no Non-Qualified Stock Option granted prior to November 1, 1996 may be transferred until such option has been held by the Optionee for a period of not less than six months after the date on which such option was granted.

          (e) EMPLOYMENT. No option shall be exercisable unless the Optionee shall have been employed by the Company (or any present or

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     future parent or subsidiary of the Company) during the period beginning on the date the option is granted and ending on a date ninety days before the date of exercise; provided, however, that in the event an Optionee dies while in the employ of the Company (or any present or future parent or subsidiary of the Company) or within ninety days after such employment had terminated, the employment period requirement described above (the "90-day limit") shall be deemed to have been satisfied; and, provided further, that the Committee may permit the exercise of a Non-Qualified Stock Option without regard to "90-day limit" if (i) the optionee (or the optionee's personal representative or estate in the event of the optionee's death) is, in the sole discretion of the Committee, directly or indirectly prevented from exercising such option by reason of the application of federal securities laws within the 90-day limit or the Company or its shareholders would be adversely affected by reason of the application of federal securities laws to an exercise of such option within such 90-day limit and (ii) the optionee was not, at the time of his termination of employment, a person with respect to whom payment of compensation by the Company is then subject to (or would be, but for an exemption from) the provisions of Section 162(m) of the Code.

          (f) MINIMUM HOLDING PERIOD. No option granted prior to November 1, 1996 may be exercised before the date which is six months after the date on which such option was granted. Each option shall contain such additional or other restriction or restrictions with respect to the stated percentage of Shares covered by such option as to which such option may be exercised as the Committee may deem desirable

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     or necessary in order to carry out the purposes and requirements of the Plan.

          (g) ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Shares for which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or any of its subsidiaries) exceeds $100,000 (or such other individual limit as may be in effect under the Code on the date of grant), such options shall not be Incentive Stock Options. No Incentive Stock Option shall be granted to an employee who, at the time such option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company within the meaning of Section 422(b)(6) of the Code unless: (i) at the time the option is granted, the option price is at least one hundred ten percent of the fair market value of the Shares subject to the option, and (ii) such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

          (h) LIMITATION ON OPTION GRANTS. No Optionee may be granted options under Section 5 of the Plan in any fiscal year with respect to more than 50,000 Shares.

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     Section 7.  EXERCISE AND PAYMENT OF OPTION PRICE.

     Section 7.1 EXERCISE OF OPTIONS. Options shall be exercised as to all or a portion of the Shares by written notice to the Company setting forth the exact number of Shares as to which the option is being exercised and including with such notice payment of the option price (plus required tax withholding). The date of exercise shall be the date such written notice and payment have been delivered to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's home office. Notwithstanding the fact that an option has been transferred pursuant to Section 6.2(d)(ii), the grantee of such option shall remain liable for any required tax withholding.

     Section 7.2 PAYMENT FOR SHARES. Payment of the option price (plus required tax withholding) may be made by (a) tendering cash (in the form of a check or otherwise) in such amount, or (b) tendering Shares with a fair market value on the date of exercise equal to such amount, or (c) delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount. Notwithstanding the fact that an option has been transferred pursuant to Section 6.2(d)(ii), the grantee of such option shall remain liable for any required tax withholding.

     Section 8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If any option is exercised in whole or in part subsequent to any

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 stock dividend, stock split, recapitalization, reorganization, merger or other change in the corporate structure of the Company as a result of which (a) shares of any class or classes of the Company shall be issued in respect of the Shares or (b) the Shares shall be changed into the same or a different number of shares of the same or another class or classes of the Company or another corporation, the Optionee so exercising the option shall receive, for the aggregate option price payable upon such exercise, the aggregate number and class or classes of shares equal to the number and class or classes of shares such Optionee would have had on the date of actual exercise if the Optionee had purchased on the date the option was granted the Shares as to which the option is so exercised and the Shares so purchased had not been disposed of as of the date of such actual exercise, taking into consideration such stock dividend, stock split, recapitalization, reorganization, merger or other change in the corporate structure of the Company.

     Section 9. TERMINATION OR LAPSE OF OPTIONS. Each option shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable Stock Option Agreement, (b) the applicable date set forth in Section 6.2(b), or (c) the date which is the day next following the last day such option could be exercised by the Optionee under Section 6.2(e); provided, however, that in the event of an Optionee's death while in the employ of the Company or a parent or subsidiary of the Company or, if the Optionee is no longer so employed, in the event of the Optionee's death on or before the last day such

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 option could be exercised by the Optionee under Section 6.2(e), an option may be exercised, to the extent exercisable by the Optionee immediately prior to his death, in whole or in part by the Optionee's estate or his designee by will, or, if applicable, the transferee of such option pursuant to Section 6.2(d)(ii), but only if the date of exercise is on or before the first to occur of (i) the expiration date set forth in the applicable Stock Option Agreement, (ii) the applicable date set forth in
 Section 6.2(b), or (iii) the date which is twelve months after the date of the Optionee's death.

     Section 10.  AMENDMENT AND TERMINATION OF PLAN.

     Section 10.1 AMENDMENT OF PLAN. The Board of Directors of the Company may amend the Plan from time to time and at any time; provided, however, that no amendment shall adversely affect any option which has been granted prior to the amendment and no amendment with respect to the maximum number of Shares which may be issued pursuant to options or the class of eligible employees, or which constitutes a change in the material terms of the Plan (within the meaning of section 162(m) of the Code) shall be effective unless approved by a majority of the shares entitled to vote at a meeting of shareholders.

     Section 10.2 TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) June 18, 2001 or (b) the date specified by the Board of Directors of the Company as the effective date of Plan termination;

 provided, however, that the termination of the Plan shall not limit or otherwise affect any options outstanding on the date of termination.

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     Section 11.  EFFECTIVE DATE.  The Effective Date of the Plan shall be
 June 19, 1991, the date of approval by the Board of Directors of the Company; provided, however, that neither the Plan nor grants made under the Plan shall be effective unless the adoption of the Plan is approved at the annual meeting of the Company's shareholders next following such date by the majority of the shares entitled to vote at such meeting.

     Section 12. INVESTMENT INTENT. Shares acquired pursuant to the exercise of an option, if not registered by the Company under the Securities Act of 1933 (the "Act"), will be "restricted" stock which will not be freely transferable by the holder after exercise of the option. Each participating employee and assignee in interest of the employee accordingly represents, as a condition of participation in the Plan, that Shares which are unregistered under the Act are being acquired for the Optionee's (or his assignee's) own account for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof.

     Section 13. AVAILABILITY OF INFORMATION. The Company shall furnish each Optionee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the option agreement provided for in Section 6.1 is executed by the Optionee and (b) a copy of each subsequent annual report, on or about the same date as such report shall be made available to shareholders of the Company. The Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Optionee or any duly authorized representative

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 of the Optionee, copies of all reports filed by the Company with the
 Securities and Exchange Commission or the commissioner of securities of any state, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its proxy statements.

     Section 14. CONDITIONS OF EMPLOYMENT. Participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future parent or subsidiary of the Company and the Company and its participating subsidiaries hereby expressly reserve the right to terminate the employment of any employee, with or without cause, as if the Plan and any options granted pursuant to it were not in effect.

     IN WITNESS WHEREOF, the Company has caused the Plan, as amended September 15, 1997, to be executed by its duly authorized officers as of the 15th day of September, 1997.

                                  WAUSAU PAPER MILLS COMPANY


                                  By: DANIEL D. KING
                                      Daniel D. King, President
                                      and Chief Executive Officer

 ATTEST:


 By: STEVEN A. SCHMIDT
     Steven A. Schmidt,
     Vice President, Finance,
     Secretary and Treasurer
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